Quarterly Holdings Report
for

Fidelity® Disruptive Automation Fund

February 28, 2021

DSA-QTLY-0421
1.9897380.100

Schedule of Investments February 28, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 4.8%
Interactive Media & Services - 4.8%
Alphabet, Inc. Class C (a)	3,279	$6,678,864
CONSUMER DISCRETIONARY - 2.9%
Household Durables - 2.1%
Midea Group Co. Ltd. (A Shares)	207,938	2,989,100
Internet & Direct Marketing Retail - 0.8%
Amazon.com, Inc. (a)	355	1,097,990

TOTAL CONSUMER DISCRETIONARY		4,087,090

HEALTH CARE - 3.9%
Health Care Equipment & Supplies - 3.9%
Intuitive Surgical, Inc. (a)	7,316	5,390,429
INDUSTRIALS - 44.6%
Electrical Equipment - 7.4%
AMETEK, Inc.	27,408	3,233,322
Rockwell Automation, Inc.	21,487	5,227,357
Sensata Technologies, Inc. PLC (a)	32,012	1,833,967
		10,294,646
Industrial Conglomerates - 9.7%
Honeywell International, Inc.	15,168	3,069,245
Roper Technologies, Inc.	8,219	3,103,659
Siemens AG	47,390	7,334,137
		13,507,041
Machinery - 22.8%
Airtac International Group	49,000	1,705,234
Daifuku Co. Ltd.	16,249	1,551,807
FANUC Corp.	25,240	6,307,651
HIWIN Technologies Corp.	371,216	5,313,930
Misumi Group, Inc.	44,611	1,360,155
Nabtesco Corp.	37,965	1,609,848
Shenzhen Inovance Technology Co. Ltd. (A Shares)	356,206	4,691,908
SMC Corp.	7,895	4,658,713
THK Co. Ltd.	145,734	4,696,246
		31,895,492
Professional Services - 4.7%
Recruit Holdings Co. Ltd.	132,422	6,617,050

TOTAL INDUSTRIALS		62,314,229

INFORMATION TECHNOLOGY - 42.3%
Electronic Equipment & Components - 13.7%
Cognex Corp.	18,774	1,550,545
Hexagon AB (B Shares)	64,913	5,408,968
Keyence Corp.	11,362	5,389,209
National Instruments Corp.	23,650	1,050,060
Renishaw PLC	71,714	5,744,937
		19,143,719
IT Services - 2.2%
Accenture PLC Class A	12,491	3,133,992
Semiconductors & Semiconductor Equipment - 11.1%
NVIDIA Corp.	10,307	5,654,214
Taiwan Semiconductor Manufacturing Co. Ltd.	216,140	4,718,546
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	20,816	2,621,567
Teradyne, Inc.	18,973	2,440,118
		15,434,445
Software - 15.3%
Altair Engineering, Inc. Class A (a)	23,573	1,451,861
ANSYS, Inc. (a)	7,782	2,653,584
Autodesk, Inc. (a)	5,159	1,423,884
Dassault Systemes SA	15,488	3,212,303
Manhattan Associates, Inc. (a)	11,176	1,374,089
Microsoft Corp.	13,075	3,038,369
PTC, Inc. (a)	42,153	5,772,432
Synopsys, Inc. (a)	6,515	1,597,543
Unity Software, Inc. (b)	7,059	759,760
		21,283,825

TOTAL INFORMATION TECHNOLOGY		58,995,981

TOTAL COMMON STOCKS
(Cost $120,332,129)		137,466,593

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.07% (c)	1,593,405	1,593,723
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	256,174	256,200
TOTAL MONEY MARKET FUNDS
(Cost $1,849,923)		1,849,923
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $122,182,052)		139,316,516
NET OTHER ASSETS (LIABILITIES) - 0.2%		214,467
NET ASSETS - 100%		$139,530,983

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,307
Fidelity Securities Lending Cash Central Fund	511
Total	$1,818

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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